UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2014

(June 25, 2014)

PLX TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-25699	94-3008334
(Commission File Number)	(I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On June 25, 2014, June 26, 2014 and July 3, 2014, respectively, three complaints were filed in the Superior Court of California, County of Santa Clara, against PLX Technology, Inc. (“PLX”), its directors and certain officers, and Avago Technologies Limited (“Avago”), Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation and wholly owned subsidiary of Avago (“Avago Wireless”), and Pluto Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Avago Wireless (“Pluto” and collectively with Avago and Avago Wireless, the “Avago Entities”).  Additionally, on June 27, 2014, two complaints were filed, and on July 2, 2014, a third complaint was filed, in the Court of Chancery of the State of Delaware against PLX, its directors and certain officers, and the Avago Entities. The six cases are putative class actions brought by purported stockholders alleging, among other things, that the PLX Board of Directors breached their fiduciary duties by approving the Agreement and Plan of Merger, dated as of June 23, 2014, between Avago Wireless, Pluto and PLX, and that PLX and the Avago Entities aided and abetted these alleged breaches of fiduciary duty. All six complaints seek, among other things, either to enjoin the proposed transaction or to rescind it should it be consummated, as well as money damages.

Copies of the complaints are furnished as exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K and the contents therein are incorporated by reference in this Item 7.01.

The information in this Item 7.01 and the related exhibits shall be deemed furnished, and not “filed”, with the Securities and Exchange Commission and accordingly shall not be subject to Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings of PLX under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Complaint captioned Deborah Cox v. PLX Technology, Inc., et al., Case No. 1-14-CV-267079, filed June 25, 2014.

99.2	Complaint captioned Andrew Ellis v. PLX Technology, Inc., et al., Case No. 1-14-CV-267171, filed June 26, 2014.

99.3	Complaint captioned Boby Varghese v. PLX Technology, Inc., et. al., Case No. 9837 (Del. Ch.), filed June 27, 2014.

99.4	Complaint captioned Roberta Feinstein v. PLX Technology, Inc., et al., Case No. 9839 (Del. Ch.), filed June 27, 2014.

99.5	Complaint captioned David L. Price v. PLX Technology, Inc., et al., Case No. 9853 (Del. Ch.), filed July 2, 2014.

99.6	Complaint captioned Clarence Golden v. PLX Technology, Inc. et al., Case No. 1-14-CV-267531, filed July 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:	/s/ ARTHUR WHIPPLE
Arthur Whipple
Chief Financial Officer

Dated: July 8, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Complaint captioned Deborah Cox v. PLX Technology, Inc., et al., Case No. 1-14-CV-267079, filed June 25, 2014.

99.2	Complaint captioned Andrew Ellis v. PLX Technology, Inc., et al., Case No. 1-14-CV-267171, filed June 26, 2014.

99.3	Complaint captioned Boby Varghese v. PLX Technology, Inc., et. al., Case No. 9837 (Del. Ch.), filed June 27, 2014.

99.4	Complaint captioned Roberta Feinstein v. PLX Technology, Inc., et al., Case No. 9839 (Del. Ch.), filed June 27, 2014.

99.5	Complaint captioned David L. Price v. PLX Technology, Inc., et al., Case No. 9853 (Del. Ch.), filed July 2, 2014.

99.6	Complaint captioned Clarence Golden v. PLX Technology, Inc. et al., Case No. 1-14-CV-267531, filed July 3, 2014.